Exhibit 99.1

Journey Medical Corporation Appoints Ramsey Alloush as Chief Operating Officer

Scottsdale, AZ – April 1, 2025 – Journey Medical Corporation (NASDAQ: DERM) (“Journey Medical” or the “Company”), a commercial-stage pharmaceutical company that primarily focuses on the selling and marketing of U.S. Food and Drug Administration (“FDA”) approved prescription pharmaceutical products for the treatment of dermatological conditions, is pleased to announce the promotion of Ramsey Alloush, currently General Counsel, to the position of Chief Operating Officer (“COO”). Mr. Alloush will continue to also serve as the Company’s General Counsel.

Claude Maraoui, President and Chief Executive Officer of Journey Medical, commented, “Ramsey’s promotion to COO reflects his exceptional leadership and the critical role he has played in our Company’s growth. His deep understanding of our business and the industry uniquely positions him to drive our strategic initiatives forward, focusing on operational excellence and maximizing shareholder value.”

“I am honored to take on this new role at such a pivotal time for Journey Medical,” said Mr. Alloush. “With the imminent launch of Emrosi™, we are poised to set a new standard of care in dermatology, bringing innovative solutions to patients in need. Furthermore, the potential of Emrosi extends far beyond its therapeutic benefits—it embodies our commitment to pioneering cutting-edge treatments that will redefine our market and drive the company into its next phase of growth. I look forward to working closely with our talented team to drive strategic initiatives that enhance our operational capabilities and deliver value to our patients, partners, and shareholders.”

Mr. Alloush joined Journey Medical in 2020 as General Counsel, bringing over 15 years of legal and business experience in the pharmaceutical industry. During his tenure, he has been instrumental in guiding the Company through complex regulatory landscapes, financing transactions, including the Company’s IPO in 2021, acquisitions and licensing, and corporate governance matters. His strategic insights and leadership have significantly contributed to Journey Medical’s expansion and success. Prior to joining Journey, he advised biopharmaceutical companies on corporate transactions and securities matters. He also served as a legal fellow at the Securities and Exchange Commission focusing on enforcement matters. Earlier in his career, he worked in the Aesthetics Division at Medicis Pharmaceuticals prior to its acquisition by Valeant Pharmaceuticals (now Bausch Health) for $2.6 billion. Ramsey received his Master of Laws, with honors, in Taxation and Master of Laws in Securities & Financial Regulation from Georgetown University Law Center and his Juris Doctor from the Nova Shepard Broad Law Center.

About Journey Medical Corporation

Journey Medical Corporation (Nasdaq: DERM) (“Journey Medical”) is a commercial-stage pharmaceutical company that primarily focuses on the selling and marketing of FDA-approved prescription pharmaceutical products for the treatment of dermatological conditions through its efficient sales and marketing model. The Company currently markets eight FDA approved prescription drugs that help treat and heal common skin conditions. The Journey Medical team comprises industry experts with extensive experience in developing and commercializing some of dermatology’s most successful prescription brands. Journey Medical is located in Scottsdale, Arizona and was founded by Fortress Biotech, Inc. (Nasdaq: FBIO). Journey Medical’s common stock is registered under the Securities Exchange Act of 1934, as amended, and it files periodic reports with the U.S. Securities and Exchange Commission (“SEC”). For additional information about Journey Medical, visit www.journeymedicalcorp.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. As used below and throughout this press release, the words “the Company”, “we”, “us” and “our” may refer to Journey Medical. Such statements include, but are not limited to, any statements relating to our growth strategy and product development programs and any other statements that are not historical facts. The words “anticipate,” “believe,” “estimate,” “may,” “expect,” “will,” “could,” “project,” “intend,” “potential” and similar expressions are generally intended to identify forward-looking statements. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated include: the fact that our products and product candidates are subject to time and cost intensive regulation and clinical testing and as a result, may never be successfully developed or commercialized; a substantial portion of our sales derive from products that may become subject to third-party generic competition, the introduction of new competitor products, or an increase in market share of existing competitor products, any of which could have a significant adverse impact on our operating income; we operate in a heavily regulated industry, and we cannot predict the impact that any future legislation or administrative or executive action may have on our operations; our revenue is dependent mainly upon sales of our dermatology products and any setback relating to the sale of such products could impair our operating results; competition could limit our products’ commercial opportunity and profitability, including competition from manufacturers of generic versions of our products; the risk that our products do not achieve broad market acceptance, including by government and third-party payors; our reliance third parties for several aspects of our operations; our dependence on our ability to identify, develop, and acquire or in-license products and integrate them into our operations, at which we may be unsuccessful; the dependence of the success of our business, including our ability to finance our company and generate additional revenue, on the successful commercialization of our recently approved product, EmrosiTM, and any future product candidates that we may develop, in-license or acquire; clinical drug development is very expensive, time consuming, and uncertain and our clinical trials may fail to adequately demonstrate the safety and efficacy of our current or any future product candidates; our competitors could develop and commercialize products similar or identical to ours; risks related to the protection of our intellectual property and our potential inability to maintain sufficient patent protection for our technology and products; our business and operations would suffer in the event of computer system failures, cyber-attacks, or deficiencies in our or our third parties’ cybersecurity; the substantial doubt about our ability to continue as a going concern; the effects of major public health issues, epidemics or pandemics on our product revenues and any future clinical trials; our potential need to raise additional capital; Fortress controls a voting majority of our common stock, which could be detrimental to our other shareholders; as well as other risks described in Part I, Item 1A, “Risk Factors,” in our Annual Report on Form 10-K for the year ended December 31, 2024, subsequent Reports on Form 10-Q, and our other filings we make with the SEC. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Company Contact:

Jaclyn Jaffe

Journey Medical Corporation

(781) 652-4500

ir@jmcderm.com

Media Relations Contact:

Tony Plohoros

6 Degrees

(908) 591-2839

tplohoros@6degreespr.com